Pension and Post-retirement Plans - Net Periodic Expense (Details) - Pension obligations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 4,455	$ 3,929	$ 4,135
Interest cost	2,740	2,772	3,026
Expected return on plans assets	(3,031)	(4,578)	(3,840)
Amortization of (gain) loss	(407)	(422)	0
Curtailment	0	(137)	0
Contractual termination benefits	0	915	0
Net periodic pension expense	$ 3,757	$ 2,479	$ 3,321